Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 30, 1999
                                                   -----------------------------

                     ATLANTIC GULF COMMUNITIES CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                     1-8967                      59-0720444
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(State or Other Juris-          (Commission File              (IRS Employer
diction of Incorporation)           Number)                Identification No.)


         2601 South Bayshore Drive
               Miami, Florida                                   33133-5461
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           (Address of Principal                                (Zip Code)
            Executive Offices)

                                 (305) 859-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On August 30, 1999, Atlantic Gulf Communities Corporation ("Atlantic Gulf") entered into an employment termination agreement with Mr. J. Larry Rutherford (Mr. Rutherford's "Termination Agreement," a copy of which is attached as Exhibit 10.1 hereto), pursuant to which Mr. Rutherford's employment with the Company and its subsidiaries and affiliates (collectively, the "Company") terminated, effective as of August 17, 1999. On August 18, 1999, Atlantic Gulf entered into an employment agreement with Mr. Richard Ackerman (Mr. Ackerman's "Employment Agreement," a copy of which is attached as Exhibit
10.2 hereto), pursuant to which Mr. Ackerman was appointed to the position of Chief Executive Officer of Atlantic Gulf, effective as of August 17, 1999. The principal terms of Mr. Rutherford's Termination Agreement and Mr. Ackerman's Employment Agreement are summarized below:

         MR. RUTHERFORD'S TERMINATION AGREEMENT. Pursuant to Mr. Rutherford's Termination Agreement:

         1.       Mr.   Rutherford's   employment  with  Atlantic  Gulf  as  its
President and Chief Executive Officer terminated, without cause, effective as of August 17, 1999 (the "Effective Date").

         2. As of the Effective Date, Mr. Rutherford resigned as a director and officer of all of Atlantic Gulf's subsidiaries and affiliates.

         3. Mr. Rutherford has agreed to continue to serve as a director and non-executive Chairman of the Board of Directors of Atlantic Gulf (the "Board"). Mr. Rutherford has tendered his unsigned letter of resignation from the Board to the Company, which will become effective upon the earlier to occur of (a) the date Mr. Rutherford instructs the Board to sign and date the letter or (b) the date the Board elects, in its sole and absolute discretion, to accept and date the letter.

         4. Atlantic Gulf has agreed to continue to pay to Mr. Rutherford his Base Salary, at the rate of $450,000 per annum, through December 31, 2000, in accordance with Atlantic Gulf's normal payroll practices.

         5. All of Mr. Rutherford's stock options to acquire Atlantic Gulf common stock that were unexercised on the Effective Date terminated as of such date.

         6. On the Effective Date, Atlantic Gulf canceled Mr. Rutherford's $600,000 nonrecourse promissory note and, in exchange therefor, Mr. Rutherford returned to Atlantic Gulf the shares of Atlantic Gulf common stock that he purchased with the proceeds of such note.

         7. The Company has agreed to cancel Mr. Rutherford's two $199,000 recourse promissory notes on December 31, 2000, if Mr. Rutherford is not in breach of his Termination Agreement as of that date and, at the time of such cancellation, Mr. Rutherford has agreed to return to Atlantic Gulf the shares of Atlantic Gulf common stock that he purchased with the proceeds of such notes.

         8.       Atlantic   Gulf  has  agreed  to   continue   certain  of  Mr.
Rutherford's employee benefits (i.e., Company health and life insurance and his Company leased automobile) so long as he remains a director of Atlantic Gulf.

         9. Mr. Rutherford has agreed to provide up to 40 hours of consulting service per month to the Company so long as he continues to receive the payments referenced in paragraph 4 above.

         10. Mr. Rutherford has agreed to certain restrictive covenants, i.e., (a) an agreement not to compete with Atlantic Gulf within a 100 mile radius of the Company's Chenoa project located in Aspen/ Glenwood Springs, Colorado, and a 25 mile radius of the Company's West Bay Club Project, located in Lee County, Florida, and an agreement not to participate (as an equity or debt investor) in any of the Company's real estate projects, in both cases through December 31, 2000) and (b) an agreement not to disclose confidential information of the Company.

         11. The parties provided to each other mutual general releases (with certain stated exceptions) relating principally to Mr. Rutherford's service as a director and officer of the Company, his employment agreement and the termination of his employment with the Company.

         12. The Company agreed to provide limited indemnification to Mr. Rutherford related principally to, among other things, Mr. Rutherford's service as a director and officer of the Company and his employment agreement.

         13. The provisions of Mr. Rutherford's Employment Agreement which, by their terms, were to survive the termination of his employment with the Company, will continue in full force and effect, including, for example, his agreements not to disclose confidential information of the Company and not to solicit employees of the Company for a stated period of time.

         THE FOREGOING IS INTENDED AS A SUMMARY ONLY, AND IS NOT (AND SHOULD NOT BE CONSIDERED TO BE) A DEFINITIVE DESCRIPTION OF ALL, OF THE TERMS OF MR. RUTHERFORD'S TERMINATION AGREEMENT. FOR A COMPLETE DESCRIPTION OF THE TERMS OF MR. RUTHERFORD'S TERMINATION OF EMPLOYMENT WITH THE COMPANY, SEE THE COPY OF MR. RUTHERFORD'S TERMINATION AGREEMENT ATTACHED AS EXHIBIT 10.1 HERETO.

         MR.  ACKERMAN'S  EMPLOYMENT  AGREEMENT.   Pursuant  to  Mr.  Ackerman's
Employment Agreement:

         1. As of the Effective Date, Atlantic Gulf retained Mr. Ackerman to serve as Chief Executive Officer of Atlantic Gulf through December 31, 1999.

         2. Mr. Ackerman's salary is $35,000 per month, pro rated for partial months. If the parties are unable to reach an agreement for any reason on the terms of an extension of Mr. Ackerman's Employment Agreement at least 30 days prior to its scheduled termination date, Mr. Ackerman will be paid an additional amount retroactive to August 17, 1999, equal to $15,000 per month, pro rated for partial months, within 10 days following the termination of his Employment Agreement.

         3. While employed by Atlantic Gulf, Mr. Ackerman will be entitled to participate in all employee benefit programs to the extent eligible thereunder.

         4. While employed by Atlantic Gulf, Atlantic Gulf has agreed to maintain director and officer insurance for Mr. Ackerman and otherwise indemnify him for losses incurred by him as a result of any suit or proceeding relating to his service with Atlantic Gulf.

         5. Mr. Ackerman has agreed to certain restrictive covenants, i.e., (a) a limited agreement not to solicit Atlantic Gulf employees during his employment and for one year thereafter and (b) a limited agreement not to disclose confidential information of Atlantic Gulf.

         6. Atlantic Gulf agreed to reimburse Mr. Ackerman for his attorneys fees and costs incurred in connection with entering into his Employment Agreement.

         THE FOREGOING IS INTENDED AS A SUMMARY ONLY, AND IS NOT (AND SHOULD NOT BE CONSIDERED TO BE) A DEFINITIVE DESCRIPTION OF ALL, OF THE TERMS OF MR. ACKERMAN'S EMPLOYMENT AGREEMENT. FOR A COMPLETE DESCRIPTION OF THE TERMS OF MR. ACKERMAN'S EMPLOYMENT WITH ATLANTIC GULF, SEE THE COPY OF MR. ACKERMAN'S EMPLOYMENT AGREEMENT ATTACHED AS EXHIBIT 10.2 HERETO.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         10.1 Letter Agreement, dated as of August 17, 1999, between Mr. J. Larry Rutherford and the Company.

         10.2 Letter Agreement, dated as of August 17, 1999, between Mr. Richard Ackerman and the Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATLANTIC GULF COMMUNITIES CORPORATION
                                           (Registrant)


                                           /s/     JOHN H. FISCHER
                                           ------------------------------------
                                           By:     John Fischer
                                           Title:  Vice President and Treasurer
                                           Date:   August 27, 1999



                                           /s/     MATT ALLEN
                                           ------------------------------------
                                           By:     Matt Allen
                                           Title:  Vice President - Finance
                                           Date:   August 27, 1999